EXHIBIT 99.1

NEWS RELEASE – For Immediate Dissemination

Body and Mind Approved for Ohio Processing

California Manufacturing Facility Receives Local Approval

VANCOUVER, B.C., CANADA (June 11, 2021) – Body and Mind Inc. (CSE: BAMM, OTCQB: BMMJ) (the “Company” or “BaM”), a multi-state operator, is pleased to provide an update on development and license approval of the Ohio production facility and an update on California manufacturing and distribution.

BaM and NMG Ohio, LLC have completed construction of the Ohio production facility and have received a certificate of occupancy and approval from the Department of Commerce to commence processing operations comprising manufacturing of extracted products, oils and edibles. The production facility is located next to the Body and Mind dispensary west of Cleveland and anticipates producing a wide variety of Body and Mind branded offerings for the Ohio market.

“As early dispensary operators in Ohio we’ve had significant feedback from customers and patients around non-flower choices and are looking forward to bringing our award-winning Body and Mind offerings to Ohio,” stated Michael Mills, CEO of Body and Mind.” We have seen interest in the Ohio market growing for non-flower product categories including shatter, badder, oils and edibles and our strategy of licencing a BHO production operation will allow us to produce a wide range of products for the growing Ohio market.”

California Manufacturing Facility

The Company has executed a lease and received local approval for a cannabis manufacturing facility in California. “We have been working with the property owner and local and state representatives for months to advance a wholly-owned manufacturing facility, which will also include a distribution license,” stated Trip Hoffman, COO of Body and Mind. “Our development team has done a fantastic job with the Ohio facility and are looking forward to advancing the California opportunity which is anticipated to be funded from cashflow. Our sales data has outlined the success of our Body and Mind branded products and our focus on revenue growth and increased margins points to the benefit of advancing our own operation. We look forward to moving forward with development of our 100% owned manufacturing and distribution operation.”

The Company has applications in process with the California Bureau of Cannabis Control (BCC) for a type N manufacturing license, and with the California Department of Public Health (CDPH) for a distribution license, which is anticipated to allow the Company to manufacture and distribute its BaM branded flower products, extracts, oils and edibles. In preparation for a change in manufacturing operations, Body and Mind has provided increased inventory to its ShowGrow dispensaries and other California customers, is reviewing bridging manufacturing options, and has terminated prior brand director agreements.

Arkansas Cultivation

Cultivation operations are advancing in West Memphis, Arkansas with Comprehensive Care Group. The cultivation facility has sprouted the initial batches of seeds and have advanced many of the seedlings into soil media to accelerate the vegetative state. The first harvest is estimated to occur in 16 weeks.

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FY2021 Q3 Financial Results

The Company anticipates filing its Quarterly Report on Form 10-Q for the nine month period ended April 30, 2021 on or before June 21st, and details of an earnings call will be disseminated around the same time.

About Body and Mind Inc.

BaM is an operations focused multi-state operator investing in high quality medical and recreational cannabis cultivation, production and retail. Our wholly owned Nevada subsidiary was awarded one of the first medical marijuana cultivation licenses and holds cultivation and production licenses. BaM products include dried flower, edibles, oils and extracts as well as GPEN Gio cartridges. BaM cannabis strains have won numerous awards including the 2019 Las Vegas Weekly Bud Bracket, Las Vegas Hempfest Cup 2016, High Times Top Ten, the NorCal Secret Cup and the Emerald Cup.

BaM continues to expand operations in Nevada, California, Arkansas and Ohio and is dedicated to increasing shareholder value by focusing time and resources on improving operational efficiencies, facility expansions, state licensing opportunities as well as mergers and acquisitions.

Please visit www.bamcannabis.com for more information.

Instagram: @bodyandmindBaM
Twitter: @bodyandmindBaM

For further information, please contact:

Investor Relations

Jonathan Paterson
+1 203 862 0492
Jonathan.Paterson@HarborAccessLLC.com

Eric Balshin
+1 647 499 3746
eric@sophiccapital.com

Company Contact:

Michael Mills
CEO
Tel: 800-361-6312
ir@bamcannabis.com

Neither the Canadian Securities Exchange nor its Market Regulator (as that term is defined in the policies of the Canadian Securities Exchange) accepts responsibility for the adequacy or accuracy of this release.

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Safe Harbor Statement

Except for the statements of historical fact contained herein, the information presented in this news release constitutes “forward-looking statements” as such term is used in applicable United States and Canadian laws. These statements relate to analyses and other information that are based on forecasts of future results, estimates of amounts not yet determinable and assumptions of management. Any other statements that express or involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, assumptions or future events or performance (often, but not always, using words or phrases such as “expects” or “does not expect”, “is expected”, “anticipates” or “does not anticipate”, “plans, “estimates” or “intends”, or stating that certain actions, events or results “may”, “could”, “would”, “might” or “will” be taken, occur or be achieved) are not statements of historical fact and should be viewed as “forward-looking statements”. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such risks and other factors include, among others, the actual results of activities, variations in the underlying assumptions associated with the estimation of activities, the availability of capital to fund programs and the resulting dilution caused by the raising of capital through the sale of shares, accidents, labor disputes and other risks. Although the Company has attempted to identify important factors that could cause actual actions, events or results to differ materially from those described in forward-looking statements, there may be other factors that cause actions, events or results not to be as anticipated, estimated or intended. There can be no assurance that such statements will prove to be accurate as actual results and future events could differ materially from those anticipated in such statements. Accordingly, readers should not place undue reliance on forward-looking statements contained in this news release and in any document referred to in this news release.

Certain matters discussed in this news release and oral statements made from time to time by representatives of the Company may constitute forward-looking statements. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. Forward-looking information is subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Many of these factors are beyond the Company’s ability to control or predict. Important factors that may cause actual results to differ materially and that could impact the Company and the statements contained in this news release can be found in the Company’s filings with the Securities and Exchange Commission. The Company assumes no obligation to update or supplement any forward-looking statements whether as a result of new information, future events or otherwise. This press release shall not constitute an offer to sell or the solicitation of an offer to buy securities.

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